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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

table of contents

1	LETTER TO SHAREHOLDERS

4	FINANCIAL HIGHLIGHTS

5	SCHEDULE OF INVESTMENTS

21	STATEMENT OF ASSETS AND LIABILITIES

22	STATEMENT OF OPERATIONS

23	STATEMENTS OF CHANGES IN NET ASSETS

24	STATEMENT OF CASH FLOWS

25	NOTES TO FINANCIAL STATEMENTS

37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

38	ADDITIONAL INFORMATION

39	AUTOMATIC DIVIDEND REINVESTMENT PLAN

40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Income Advantage Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen Income Advantage Fund maintained a relatively conservative positioning in their investments in lower-rated, higher-yielding corporate bonds. They also made selective use of the fund’s ability to borrow at short-term rates to make additional investments in higher-yielding securities.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.32	$14.26	$14.06	$14.41	$15.62

Income from investment operations
Net investment income (loss)	1.35 [1]	1.64 [1]	1.62 [1]	1.59 [1]	1.56
Net realized and unrealized gains or losses on investments	(4.91)	(1.85)	0.36	0.03	(0.65)
Distributions to preferred shareholders from
Net investment income	(0.08)	(0.37)	(0.37)	(0.26)	(0.14)
Net realized gains	0	0	0	(0.02)	(0.01)

Total from investment operations	(3.64)	(0.58)	1.61	1.34	0.76

Distributions to common shareholders from
Net investment income	(1.31)	(1.36)	(1.41)	(1.54)	(1.64)
Net realized gains	0	0	0	(0.15)	(0.33)

Total distributions to common shareholders	(1.31)	(1.36)	(1.41)	(1.69)	(1.97)

Net asset value, end of period	$7.37	$12.32	$14.26	$14.06	$14.41

Market value, end of period	$7.30	$11.71	$14.70	$14.17	$14.24

Total return based on market value[2]	(25.48)%	(11.07)%	14.69%	11.91%	12.07%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$508,602	$849,573	$980,054	$953,102	$966,835
Liquidation value of Preferred Shares, end of period (thousands)	$196,000	$490,000	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	315%	272%	299%	294%	297%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	2.30%	1.21%	1.19%	1.19%	1.15%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	3.09%	1.21%	1.19%	1.19%	1.15%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.51%	1.21%	1.19%	1.19%	1.15%
Interest expense[3]	0.79%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)[4]	14.35%	9.81%	8.98%	9.17%	10.03%
Portfolio turnover rate	88%	102%	45%	49%	63%

1	Calculated based on average common shares outstanding during the period.
2

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.
4	The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS 117.0%
CONSUMER DISCRETIONARY 15.0%
Auto Components 1.8%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	$680,000	$98,600
8.375%, 12/15/2014	1,520,000	129,200
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	6,405,000	3,106,425
Goodyear Tire & Rubber Co.:
6.32%, 12/01/2009	2,390,000	2,369,087
7.86%, 08/15/2011	2,545,000	2,379,575
9.00%, 07/01/2015	1,210,000	1,107,150

		9,190,037

Diversified Consumer Services 0.4%
Carriage Services, Inc., 7.875%, 01/15/2015	2,290,000	1,866,350
Service Corporation International, 6.75%, 04/01/2015	110,000	101,475

		1,967,825

Hotels, Restaurants & Leisure 2.0%
Boyd Gaming Corp.:
7.125%, 02/01/2016	810,000	595,350
7.75%, 12/15/2012	235,000	229,125
Caesars Entertainment, Inc., 7.875%, 03/15/2010	3,265,000	1,942,675
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	1,728,000	69,120
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	2,350,000	505,250
MGM MIRAGE, 8.50%, 09/15/2010	705,000	512,887
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	145,000	140,650
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	484,000	450,120
Seneca Gaming Corp., 7.25%, 05/01/2012	1,260,000	894,600
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	2,495,000	1,309,875
Six Flags, Inc.:
8.875%, 02/01/2010 ρ	815,000	122,250
12.25%, 07/15/2016 144A	329,000	231,945
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	4,516,000	349,990
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	2,965,000	2,816,750

		10,170,587

Household Durables 5.1%
D.R. Horton, Inc.:
4.875%, 01/15/2010	1,685,000	1,668,150
6.00%, 04/15/2011	285,000	276,450
9.75%, 09/15/2010	4,385,000	4,412,406
Hovnanian Enterprises, Inc.:
8.00%, 04/01/2012	455,000	207,025
11.50%, 05/01/2013	475,000	410,875

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Lennar Corp.:
5.125%, 10/01/2010	$5,125,000	$4,804,688
5.60%, 05/31/2015	460,000	357,650
12.25%, 06/01/2017 144A	500,000	510,000
Libbey, Inc., FRN, 9.57%, 06/01/2011	4,960,000	2,703,200
Meritage Homes Corp.:
6.25%, 03/15/2015	2,136,000	1,569,960
7.00%, 05/01/2014	2,185,000	1,671,525
Newell Rubbermaid, Inc., 10.60%, 04/15/2019	855,000	934,990
Pulte Homes, Inc.:
7.875%, 08/01/2011	2,680,000	2,686,700
8.125%, 03/01/2011	1,712,000	1,720,560
Whirlpool Corp., 8.60%, 05/01/2014	2,180,000	2,235,961

		26,170,140

Internet & Catalog Retail 0.3%
Ticketmaster Entertainment, Inc., 10.75%, 07/28/2016 144A	1,935,000	1,330,313

Media 3.1%
Charter Communications, Inc.:
10.00%, 04/30/2012 144A	1,500,000	1,417,500
10.875%, 09/15/2014 144A	7,125,000	7,125,000
CSC Holdings, Inc.:
7.625%, 04/01/2011	25,000	25,125
8.50%, 04/15/2014 144A	50,000	51,250
DirectTV Holdings, LLC, 7.625%, 05/15/2016	110,000	109,450
Ion Media Networks, Inc., FRN, 8.38%, 01/15/2013 144A	5,211,596	52,116
Lamar Media Corp., 7.25%, 01/01/2013	440,000	396,000
Mediacom, LLC, 7.875%, 02/15/2011	1,440,000	1,432,800
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	1,216,000	243,200
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	433,000	243,562
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	835,000	505,175
Time Warner, Inc., 8.25%, 04/01/2019	2,965,000	3,282,433
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	1,035,000	677,925
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	4,739,000	23,695
10.00%, 03/01/2011 •	3,455,000	17,275

		15,602,506

Multiline Retail 0.0%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015 @	440,481	244,467

Specialty Retail 0.9%
American Achievement Corp., 8.25%, 04/01/2012 144A	5,040,000	4,006,800
American Achievement Corp., Step Bond, 10.25%, 10/01/2012 ††	1,055,000	596,075

		4,602,875

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 1.4%
Oxford Industries, Inc., 8.875%, 06/01/2011	$4,698,000	$3,922,830
Visant Corp., 7.625%, 10/01/2012	3,235,000	3,154,125

		7,076,955

CONSUMER STAPLES 2.3%
Beverages 0.4%
Anheuser-Busch InBev, 7.75%, 01/15/2019 144A	1,800,000	1,887,764

Food Products 1.0%
Dean Foods Co., 6.625%, 05/15/2009	65,000	65,071
Del Monte Foods Co.:
6.75%, 02/15/2015	675,000	651,375
8.625%, 12/15/2012	2,946,000	3,019,650
Tyson Foods, Inc.:
7.85%, 04/01/2016	1,370,000	1,249,363
10.50%, 03/01/2014 144A	350,000	367,500

		5,352,959

Tobacco 0.9%
Altria Group, Inc.:
9.25%, 08/06/2019	2,100,000	2,408,790
9.70%, 11/10/2018	1,975,000	2,311,588

		4,720,378

ENERGY 21.8%
Energy Equipment & Services 4.1%
Bristow Group, Inc., 7.50%, 09/15/2017	3,105,000	2,530,575
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	6,390,000	4,409,100
GulfMark Offshore, Inc., 7.75%, 07/15/2014	3,130,000	2,644,850
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	6,260,000	5,195,800
Parker Drilling Co., 9.625%, 10/01/2013	1,850,000	1,456,875
PHI, Inc., 7.125%, 04/15/2013	4,850,000	3,540,500
Smith International, Inc., 9.75%, 03/15/2019	780,000	825,677

		20,603,377

Oil, Gas & Consumable Fuels 17.7%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	675,000	603,281
7.50%, 09/15/2013	8,500,000	8,117,500
9.50%, 02/15/2015	2,790,000	2,831,850
Delta Petroleum Corp., 7.00%, 04/01/2015	2,090,000	689,700
El Paso Corp.:
7.00%, 06/15/2017	95,000	85,827
7.42%, 02/15/2037	2,960,000	2,087,682

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
El Paso Corp.:
8.25%, 02/15/2016	$1,165,000	$1,153,350
12.00%, 12/12/2013	815,000	884,275
Encore Acquisition Co.:
6.00%, 07/15/2015	3,895,000	3,193,900
9.50%, 05/01/2016	475,000	459,562
Energy Transfer Partners, LP, 9.00%, 04/15/2019	735,000	803,385
Exco Resources, Inc., 7.25%, 01/15/2011	6,281,000	5,338,850
Ferrellgas Partners, LP, 8.75%, 06/15/2012	975,000	897,000
Florida Gas Transmission Co., LLC, 7.90%, 05/15/2019 144A	1,475,000	1,470,515
Forest Oil Corp.:
7.25%, 06/15/2019	2,565,000	2,148,187
7.25%, 06/15/2019 144A	2,410,000	2,018,375
8.50%, 02/15/2014 144A	1,365,000	1,330,875
Frontier Oil Corp., 6.625%, 10/01/2011	2,140,000	2,118,600
Newfield Exploration Co.:
6.625%, 04/15/2016	80,000	72,800
7.125%, 05/15/2018	1,815,000	1,651,650
Nustar Logistics, LP, 7.65%, 04/15/2018	4,640,000	4,105,778
Peabody Energy Corp.:
5.875%, 04/15/2016	6,915,000	6,258,075
7.875%, 11/01/2026	2,015,000	1,853,800
Petrohawk Energy Corp.:
7.875%, 06/01/2015 144A	5,275,000	4,971,687
10.50%, 08/01/2014 144A	1,065,000	1,075,650
Plains Exploration & Production Co.:
7.625%, 06/01/2018	5,410,000	4,720,225
8.75%, 05/01/2019	905,000	929,400
Sabine Pass LNG, LP:
7.25%, 11/30/2013	2,555,000	2,146,200
7.50%, 11/30/2016	7,855,000	6,244,725
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	895,000	787,600
Southwestern Energy Co., 7.50%, 02/01/2018 144A	650,000	635,375
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	720,000	144,000
Sunoco, Inc., 9.625%, 04/15/2015	220,000	236,890
Tennessee Gas Pipeline, 8.00%, 02/01/2016 144A	820,000	840,500
Tesoro Corp., 6.50%, 06/01/2017	3,460,000	2,828,550
Valero Energy Corp.:
6.875%, 07/15/2012	2,190,000	2,132,480
9.375%, 03/15/2019	1,050,000	1,174,642
10.50%, 03/15/2039	1,335,000	1,477,238

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Williams Cos.:
7.50%, 01/15/2031	$5,520,000	$4,578,774
8.125%, 03/15/2012	3,700,000	3,792,500
8.75%, 01/15/2020 144A	1,300,000	1,338,065

		90,229,318

FINANCIALS 21.7%
Capital Markets 0.9%
E*TRADE Financial Corp.:
8.00%, 06/15/2011	700,000	392,000
12.50%, 11/30/2017 144A	3,001,000	1,508,002
12.50%, 11/30/2017	1,394,000	700,485
Goldman Sachs Group, Inc., 6.15%, 04/01/2018	969,000	915,519
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	410,000	63,038
Morgan Stanley:
6.625%, 04/01/2018	625,000	595,764
FRN, 1.61%, 10/15/2015	905,000	684,913

		4,859,721

Consumer Finance 13.6%
CCH II Capital Corp., 10.25%, 09/15/2010 •	4,135,000	3,783,525
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	12,140,000	11,413,822
9.75%, 09/15/2010	5,377,000	4,840,988
GMAC, LLC:
5.625%, 05/15/2009	1,165,000	1,152,467
6.75%, 12/01/2014 144A	574,000	425,215
6.875%, 09/15/2011 144A	3,690,000	3,211,961
6.875%, 08/28/2012 144A	4,327,000	3,420,701
7.00%, 02/01/2012 144A	167,000	137,020
7.50%, 12/31/2013 144A	3,040,000	1,916,860
7.75%, 01/19/2010	4,990,000	4,491,903
8.00%, 12/31/2018 144A	2,592,000	1,037,985
FRN, 2.49%, 05/15/2009	14,530,000	14,366,538
International Lease Finance Corp.:
4.375%, 11/01/2009	945,000	897,529
4.55%, 10/15/2009	220,000	213,235
4.75%, 07/01/2009	1,505,000	1,471,116
4.75%, 01/13/2012	1,160,000	766,835
4.875%, 09/01/2010	2,285,000	1,993,071
5.00%, 04/15/2010	100,000	89,658
5.125%, 11/01/2010	155,000	127,587
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	5,015,000	4,789,325
Nielsen Finance, LLC, 11.50%, 05/01/2016 144A	235,000	225,600

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
NiSource Finance Corp., 10.75%, 03/15/2016	$1,965,000	$2,105,309
Sprint Capital Corp.:
6.875%, 11/15/2028	5,425,000	3,689,000
7.625%, 01/30/2011	2,715,000	2,630,156

		69,197,406

Diversified Financial Services 2.1%
Leucadia National Corp.:
7.125%, 03/15/2017	1,120,000	837,200
8.125%, 09/15/2015	11,430,000	9,658,350

		10,495,550

Insurance 0.2%
Marsh & McLennan Cos., 9.25%, 04/15/2019	805,000	839,535

Real Estate Investment Trusts (REITs) 2.9%
Host Marriott Corp.:
7.125%, 11/01/2013	1,670,000	1,578,150
Ser. Q, 6.75%, 06/01/2016	980,000	859,950
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	3,465,000	3,248,438
7.00%, 01/15/2016	245,000	227,850
Ventas, Inc.:
6.75%, 04/01/2017	6,233,000	5,640,865
7.125%, 06/01/2015	2,575,000	2,459,125
9.00%, 05/01/2012	985,000	1,034,250

		15,048,628

Real Estate Management & Development 1.0%
Toll Corp.:
8.25%, 02/01/2011	4,000,000	3,990,000
8.91%, 10/15/2017	1,000,000	1,006,707

		4,996,707

Thrifts & Mortgage Finance 1.0%
Residential Capital, LLC:
4.35%, 05/22/2009	1,255,000	1,214,213
8.50%, 05/15/2010 144A	4,610,000	3,664,950

		4,879,163

HEALTH CARE 5.0%
Health Care Equipment & Supplies 0.2%
Biomet, Inc.:
10.375%, 10/15/2017	495,000	478,912
11.625%, 10/15/2017	250,000	243,750
Universal Hospital Services, Inc., 8.50%, 06/01/2015	189,000	176,715

		899,377

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 4.8%
HCA, Inc.:
6.30%, 10/01/2012	$920,000	$818,800
7.875%, 02/01/2011	1,750,000	1,723,750
8.50%, 04/15/2019 144A	4,525,000	4,575,906
8.75%, 09/01/2010	2,165,000	2,170,413
9.25%, 11/15/2016	1,360,000	1,349,800
9.625%, 11/15/2016	8,235,000	7,658,550
Humana, Inc., 7.20%, 06/15/2018	2,065,000	1,741,028
Omnicare, Inc., 6.125%, 06/01/2013	4,185,000	3,954,825
Symbion, Inc., 11.00%, 08/23/2015	787,633	378,064

		24,371,136

INDUSTRIALS 9.2%
Aerospace & Defense 3.7%
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	19,045,000	17,521,400
6.375%, 10/15/2015	526,000	501,015
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	2,295,000	946,687

		18,969,102

Commercial Services & Supplies 2.1%
Allied Waste North America, Inc., 6.875%, 06/01/2017	990,000	961,759
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	2,045,000	1,777,661
9.25%, 05/01/2021	3,715,000	3,678,221
Corrections Corporation of America:
6.75%, 01/31/2014	170,000	166,175
7.50%, 05/01/2011	300,000	301,500
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	455,000	458,413
Geo Group, Inc., 8.25%, 07/15/2013	785,000	751,638
Mobile Mini, Inc., 6.875%, 05/01/2015	3,465,000	2,546,775

		10,642,142

Machinery 0.8%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	13,531,000	4,262,265

Road & Rail 2.0%
Kansas City Southern:
8.00%, 06/01/2015	9,380,000	8,160,600
13.00%, 12/15/2013	1,770,000	1,885,050

		10,045,650

Trading Companies & Distributors 0.6%
United Rentals, Inc., 6.50%, 02/15/2012	3,275,000	2,947,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 5.1%
Communications Equipment 0.4%
EchoStar Corp.:
6.625%, 10/01/2014	$1,675,000	$1,561,938
7.125%, 02/01/2016	685,000	643,900

		2,205,838

Electronic Equipment, Instruments & Components 3.6%
Anixter International, Inc., 10.00%, 03/15/2014	3,160,000	3,033,600
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	3,655,000	3,307,775
Jabil Circuit, Inc.:
5.875%, 07/15/2010	475,000	453,625
8.25%, 03/15/2018	12,565,000	10,428,950
Sanmina-SCI Corp., 8.125%, 03/01/2016	1,925,000	981,750

		18,205,700

IT Services 0.3%
iPayment, Inc., 9.75%, 05/15/2014	2,850,000	1,667,250

Semiconductors & Semiconductor Equipment 0.8%
National Semiconductor Corp., 6.60%, 06/15/2017	1,900,000	1,491,650
Spansion, Inc.:
11.25%, 01/15/2016 144A •	370,000	38,850
FRN, 4.39%, 06/01/2013 144A •	5,575,000	2,257,875

		3,788,375

MATERIALS 11.4%
Chemicals 3.3%
Huntsman, LLC:
7.375%, 01/01/2015	965,000	632,075
11.625%, 10/15/2010	3,880,000	3,967,300
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	5,080,000	4,343,400
Lubrizol Corp., 8.875%, 02/01/2019	885,000	961,785
MacDermid, Inc., 9.50%, 04/15/2017 144A	329,000	164,500
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	575,000	199,813
10.125%, 12/01/2014	750,809	168,932
11.50%, 12/01/2016	465,000	106,950
Mosaic Co.:
7.30%, 01/15/2028	3,320,000	2,712,015
7.625%, 12/01/2016 144A	2,955,000	2,973,998
Tronox Worldwide, LLC, 9.50%, 12/01/2012 •	3,460,000	605,500

		16,836,268

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Construction Materials 2.2%
CPG International, Inc.:
10.50%, 07/01/2013	$9,700,000	$4,413,500
FRN, 8.56%, 07/01/2012	2,095,000	953,225
CRH America, Inc.:
5.625%, 09/30/2011	1,125,000	1,014,066
8.125%, 07/15/2018	3,605,000	3,011,134
Texas Industries, Inc., 7.25%, 07/15/2013 144A	2,495,000	2,039,662

		11,431,587

Containers & Packaging 1.9%
Exopack Holding Corp., 11.25%, 02/01/2014	7,520,000	5,301,600
Graham Packaging Co., 8.50%, 10/15/2012	3,120,000	2,698,800
Graphic Packaging International, Inc., 8.50%, 08/15/2011	1,915,000	1,881,488

		9,881,888

Metals & Mining 1.9%
Alaska Steel Corp., 7.75%, 06/15/2012	1,230,000	1,107,000
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014	75,000	74,324
8.25%, 04/01/2015	4,860,000	4,792,592
8.375%, 04/01/2017	3,180,000	3,120,820
Indalex Holdings Corp., 11.50%, 02/01/2014 •	5,985,000	389,025

		9,483,761

Paper & Forest Products 2.1%
Georgia Pacific Corp.:
8.125%, 05/15/2011	1,970,000	1,984,775
8.25%, 05/01/2016 144A	875,000	879,375
8.875%, 05/15/2031	615,000	528,900
International Paper Co., 7.95%, 06/15/2018	6,520,000	5,680,804
Verso Paper Holdings, LLC:
9.125%, 08/01/2014	1,810,000	841,650
11.375%, 08/01/2016	3,050,000	732,000

		10,647,504

TELECOMMUNICATION SERVICES 9.0%
Diversified Telecommunication Services 4.6%
Citizens Communications Co.:
7.875%, 01/15/2027	3,550,000	2,786,750
9.25%, 05/15/2011	4,255,000	4,499,662
FairPoint Communications, Inc., 13.125%, 04/01/2018	1,090,000	303,838
Qwest Corp.:
6.50%, 06/01/2017	747,000	668,565
7.50%, 06/15/2023	1,725,000	1,380,000
7.875%, 09/01/2011	1,045,000	1,042,388

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Qwest Corp.:
8.375%, 05/01/2016 144A	$880,000	$880,000
8.875%, 03/15/2012	10,225,000	10,429,500
West Corp., 9.50%, 10/15/2014	1,345,000	1,173,512

		23,164,215

Wireless Telecommunication Services 4.4%
Centennial Communications Corp., 8.125%, 02/01/2014	6,605,000	6,885,712
Cricket Communications, Inc., 9.375%, 11/01/2014	475,000	472,625
MetroPCS Communications, Inc., 9.25%, 11/01/2014	3,975,000	3,999,844
Sprint Nextel Corp.:
6.90%, 05/01/2019	4,120,000	3,440,200
Ser. D, 7.375%, 08/01/2015	2,930,000	2,105,938
Ser. E, 6.875%, 10/31/2013	7,180,000	5,546,550

		22,450,869

UTILITIES 16.5%
Electric Utilities 10.6%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	8,870,000	8,964,199
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	16,754,000	17,603,176
CMS Energy Corp., 8.50%, 04/15/2011	860,000	882,400
Edison Mission Energy, 7.00%, 05/15/2017	140,000	106,400
Energy Future Holdings Corp., 11.25%, 11/01/2017	3,540,000	1,831,950
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	235,000	197,400
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	6,503,415	6,438,381
Mirant North America, LLC, 7.375%, 12/31/2013	2,085,000	2,017,237
NRG Energy, Inc., 7.375%, 02/01/2016	6,590,000	6,359,350
Orion Power Holdings, Inc., 12.00%, 05/01/2010	8,070,000	8,473,500
Public Service Company of New Mexico, 7.95%, 04/01/2015	1,050,000	967,502

		53,841,495

Gas Utilities 1.9%
Atmos Energy Corp., 8.50%, 03/15/2019	1,790,000	1,900,232
National Fuel Gas Co., 8.75%, 05/01/2019	4,075,000	4,088,606
ONEOK, Inc., 8.625%, 03/01/2019	3,465,000	3,527,554

		9,516,392

Independent Power Producers & Energy Traders 3.3%
AES Corp.:
8.00%, 10/15/2017	80,000	73,600
8.00%, 06/01/2020 144A	725,000	638,000
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	2,135,000	2,017,575
7.125%, 05/15/2018	1,005,000	618,075
7.50%, 06/01/2015	395,000	312,050

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders continued
Reliant Energy, Inc.:
6.75%, 12/15/2014	$10,268,000	$9,959,960
7.625%, 06/15/2014	2,820,000	2,559,150
7.875%, 06/15/2017	703,000	630,943

		16,809,353

Multi-Utilities 0.7%
NorthWestern Corp., 6.34%, 04/01/2019 144A	435,000	429,972
Texas-New Mexico Power Co.:
9.25%, 05/15/2015	920,000	834,900
9.50%, 04/01/2019 144A	2,435,000	2,458,018

		3,722,890

Total Corporate Bonds (cost $680,413,090)		595,256,768

YANKEE OBLIGATIONS – CORPORATE 7.1%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	145,000	152,250

CONSUMER STAPLES 0.6%
Beverages 0.6%
Bacardi, Ltd., 8.20%, 04/01/2019 144A	2,960,000	2,969,759

ENERGY 1.5%
Oil, Gas & Consumable Fuels 1.5%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	3,145,000	1,415,250
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016	1,460,000	532,424
9.50%, 12/01/2016 144A	10,876,000	3,969,740
OPTI Canada, Inc.:
7.875%, 12/15/2014	1,310,000	710,675
8.25%, 12/15/2014	1,560,000	865,800

		7,493,889

FINANCIALS 1.3%
Consumer Finance 0.1%
Petroplus Finance, Ltd., 7.00%, 05/01/2017 144A	315,000	255,150
Virgin Media Finance plc, 9.125%, 08/15/2016	115,000	113,850

		369,000

Diversified Financial Services 1.2%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	4,976,500	4,379,320
FRN, 5.26%, 09/01/2011 144A	885,000	787,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS continued
Diversified Financial Services continued
Preferred Term Securities XII, Ltd., FRN, 2.20%, 12/24/2033 • +	$1,540,000	$9,964
Ship Finance International, Ltd., 8.50%, 12/15/2013	1,400,000	1,022,000

		6,198,934

INDUSTRIALS 1.2%
Machinery 0.2%
Ingersoll-Rand Co., Ltd., 9.50%, 04/15/2014	1,265,000	1,324,512

Road & Rail 1.0%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	5,484,000	4,469,460
9.375%, 05/01/2012	65,000	59,800
12.50%, 04/01/2016 144A	535,000	521,625

		5,050,885

MATERIALS 1.3%
Metals & Mining 1.3%
Barrick Gold Corp., 6.95%, 04/01/2019	500,000	529,724
Evraz Group SA:
8.875%, 04/24/2013	1,350,000	930,879
8.875%, 04/24/2013 144A	330,000	227,700
9.50%, 04/24/2018 144A	275,000	171,188
Novelis, Inc., 7.25%, 02/15/2015	3,070,000	1,611,750
Vedanta Resources plc:
9.50%, 07/18/2018 144A	1,505,000	1,106,175
9.50%, 07/18/2018	2,500,000	1,800,000

		6,377,416

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 0.1%
Vimpel Communications, 9.125%, 04/30/2018 144A	800,000	574,000

Wireless Telecommunication Services 1.1%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	100,000	103,000
Intelsat, Ltd.:
8.50%, 01/15/2013 144A	4,150,000	4,129,250
8.875%, 01/15/2015 144A	205,000	202,950
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	1,000,000	935,000

		5,370,200

Total Yankee Obligations – Corporate (cost $47,820,022)		35,880,845

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Shares	Value

COMMON STOCKS 0.0%
ENERGY 0.0%
Oil, Gas & Consumable Fuels 0.0%
Newfield Exploration Co. * (cost $73,261)	3,844	$119,856

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.3%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Sinclair Broadcast Group, Inc., 3.00%, 05/15/2027	$460,000	258,750

INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.2%
Lucent Technologies, Inc., 2.875%, 06/15/2025	1,825,000	1,165,719

Total Convertible Debentures (cost $1,131,252)		1,424,469

	Shares	Value

CLOSED END MUTUAL FUND SHARES 0.7%
Dreyfus High Yield Strategies Fund, Inc.	411,242	1,139,140
Eaton Vance Limited Duration Income Trust	99,227	1,149,049
ING Prime Rate Trust	22,959	89,770
LMP Corporate Loan Fund, Inc.	30,704	238,570
Morgan Stanley High Yield Fund, Inc.	12,355	52,014
New America High Income Fund, Inc.	185,498	1,090,728
Wellington High Yield Plus Fund, Inc.	9,355	24,978

Total Closed End Mutual Fund Shares (cost $3,113,205)		3,784,249

	Principal Amount	Value

LOANS 9.5%
CONSUMER DISCRETIONARY 3.5%
Fontainebleau Resorts, LLC, FRN:
3.69%, 06/06/2014	$1,311,610	131,174
4.53%, 06/06/2014	2,623,219	262,348
Ford Motor Co., FRN, 3.46%-4.14%, 12/15/2013	2,416,384	1,520,196
General Motors Corp., FRN, 8.00%, 11/29/2013	2,169,822	1,443,886
Greektown Casino, LLC, FRN, 5.00%, 12/03/2012	1,370,171	287,750
Idearc, Inc., FRN:
3.75%, 11/13/2013 •	446,557	174,487
6.25%, 11/17/2014 •	4,648,718	1,789,756
Ion Media Networks, Inc., FRN, 6.38%, 01/15/2012	9,155,000	2,323,173

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

LOANS continued
CONSUMER DISCRETIONARY continued
Metaldyne Corp., FRN:
4.19%-5.19%, 01/11/2012 @	$2,030,889	$421,430
6.19%-8.00%, 01/11/2014 @	13,894,446	2,883,098
Newsday, LLC, 9.75%, 07/15/2013 <	5,245,000	5,067,142
Tower Automotive Holdings, FRN, 4.69%-5.56%, 07/31/2013	967,726	354,594
Tropicana Entertainment, LLC, FRN, 6.50%, 01/03/2012	4,310,000	1,206,843

		17,865,877

CONSUMER STAPLES 1.1%
Merisant Co., FRN, 3.93%, 01/11/2010 <	6,925,371	5,436,416

ENERGY 1.2%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	839,944	568,558
Saint Acquisition Corp., FRN, 3.81%, 06/05/2014	1,574,495	936,887
Semgroup Energy Partners, FRN, 9.00%, 07/20/2012 <	5,385,000	4,584,251

		6,089,696

FINANCIALS 0.3%
Realogy Corp., FRN:
3.50%, 09/01/2014	534,706	358,189
4.18%, 09/01/2014	1,986,051	1,330,416

		1,688,605

HEALTH CARE 0.4%
HCA, Inc., FRN, 3.22%, 11/18/2012	2,165,953	1,958,997

INDUSTRIALS 0.8%
Clarke American Corp., FRN, 2.93%-3.72%, 02/28/2014	2,908,126	2,072,418
Neff Corp., FRN:
3.97%, 11/30/2014	12,345,000	1,851,750
4.82%, 05/31/2013	112,500	47,088

		3,971,256

INFORMATION TECHNOLOGY 0.1%
iPayment, Inc., FRN, 2.45%-3.23%, 05/10/2013	869,870	553,489

MATERIALS 1.7%
Graham Packaging Co., FRN, 2.69%-2.81%, 10/07/2011	1,719,892	1,497,751
LyondellBasell, FRN:
5.75%, 12/20/2013	821,374	275,160
5.94%, 12/15/2009	2,877,571	2,244,534
6.00%, 12/22/2014	496,527	166,695
7.00%, 12/20/2013	2,154,576	723,334
13.00%, 12/15/2009	2,808,904	2,871,346
Novelis, Inc., FRN:
2.43%, 07/06/2014	444,182	319,154
3.22%, 07/06/2014	977,210	702,145

		8,800,119

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

LOANS continued
TELECOMMUNICATION SERVICES 0.4%
FairPoint Communications, Inc., N/A, 03/08/2015 <	$3,615,000	$1,896,718

Total Loans (cost $78,766,617)		48,261,173

	Shares	Value

SHORT-TERM INVESTMENTS 7.7%
MUTUAL FUND SHARES 7.7%
Evergreen Institutional Money Market Fund, Class I, 0.57% q ø ##	39,163,557	39,163,557
State Street Navigator Securities Lending Prime Portfolio, 0.78% § ρρ	9,435	9,435

Total Short-Term Investments (cost $39,172,992)		39,172,992

Total Investments (cost $850,490,439) 142.3%		723,900,352
Other Assets and Liabilities (42.3%)		(215,297,893)

Net Assets 100.0%		$508,602,459

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ρ	All or a portion of this security is on loan.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
••	Security which has defaulted on payment of interest and/or principal.
@	Security is currently paying interest in-kind.
††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

+	Security is deemed illiquid.
*	Non-income producing security
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

FRN	Floating Rate Note

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited): *

AAA	6.6%
A	0.4%
BBB	18.4%
BB	32.9%
B	24.7%
CCC	11.0%
Less than CCC	3.3%
NR	2.7%

100.0%

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited): *

Less than 1 year	14.2%
1 to 3 year(s)	17.7%
3 to 5 years	19.4%
5 to 10 years	41.2%
10 to 20 years	6.1%
20 to 30 years	1.4%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $811,326,882) including $8,514 of securities loaned	$684,736,795
Investments in affiliated issuers, at value (cost $39,163,557)	39,163,557

Total investments	723,900,352
Cash	1,015,337
Segregated cash	1,169,000
Receivable for securities sold	21,609,849
Dividends and interest receivable	17,458,139
Unrealized gains on credit default swap transactions	154,561
Premiums paid on credit default swap transactions	480,609
Receivable from investment advisor	2,355
Prepaid structuring fee (See Note 4)	2,029,809

Total assets	767,820,011

Liabilities
Dividends payable applicable to common shareholders	7,544,933
Payable for securities purchased	18,118,603
Unrealized losses on credit default swap transactions	559,620
Premiums received on credit default swap transactions	563,772
Payable for securities on loan	9,435
Secured borrowing payable	34,033,152
Payable to investment advisor (See Note 4)	1,960,000
Due to other related parties	1,002
Accrued expenses and other liabilities	412,636

Total liabilities	63,203,153

Preferred Shares at redemption value
$25,000 liquidation value per share applicable to 7,840 shares, including dividends payable of $14,399	196,014,399

Net assets applicable to common shareholders	$508,602,459

Net assets applicable to common shareholders represented by
Paid-in capital	$982,159,721
Overdistributed net investment income	(6,219,683)
Accumulated net realized losses on investments	(340,342,433)
Net unrealized losses on investments	(126,995,146)

Net assets applicable to common shareholders	$508,602,459

Net asset value per share applicable to common shareholders
Based on $508,602,459 divided by 69,030,585 shares issued and outstanding (100,000,000 common shares authorized)	$7.37

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest (net of foreign withholding taxes of $8,540)	$104,990,101
Income from affiliated issuers	1,480,059
Securities lending	284,047
Dividends	281,801

Total investment income	107,036,008

Expenses
Advisory fee	6,041,084
Administrative services fee	503,424
Transfer agent fees	34,508
Trustees’ fees and expenses	23,492
Printing and postage expenses	147,910
Custodian and accounting fees	224,813
Professional fees	171,701
Secured borrowing fees	6,205,579
Auction agent fees	592,145
Interest expense	4,797,478
Other	58,805

Total expenses	18,800,939
Less: Expense reductions	(23,298)
Fee waivers	(4,787,752)

Net expenses	13,989,889

Net investment income	93,046,119

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(267,659,663)
Credit default swap transactions	(966,931)
Interest rate swap transactions	(1,009,510)

Net realized losses on investments	(269,636,104)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(69,261,694)
Credit default swap transactions	(594,865)
Interest rate swap transactions	979,423

Net change in unrealized gains or losses on investments	(68,877,136)

Net realized and unrealized gains or losses on investments	(338,513,240)
Dividends to preferred shareholders from net investment income	(5,657,605)

Net decrease in net assets applicable to common shareholders resulting from operations	$(251,124,726)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009	2008

Operations
Net investment income	$93,046,119	$113,325,299
Net realized losses on investments	(269,636,104)	(28,527,346)
Net change in unrealized gains or losses on investments	(68,877,136)	(98,811,668)
Dividends to preferred shareholders from net investment income	(5,657,605)	(25,314,150)

Net decrease in net assets applicable to common shareholders resulting from operations	(251,124,726)	(39,327,865)

Distributions to common shareholders from
Net investment income	(90,527,900)	(93,893,594)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	682,493	2,740,244

Total decrease in net assets applicable to common shareholders	(340,970,133)	(130,481,215)
Net assets applicable to common shareholders
Beginning of period	849,572,592	980,053,807

End of period	$508,602,459	$849,572,592

Overdistributed net investment income	$(6,219,683)	$(4,606,415)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

April 30, 2009

Cash flows from operating activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(251,124,726)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,070,837,900)
Proceeds from disposition of investment securities	1,325,339,033
Amortization	(13,489,471)
Swap payments made	(1,969,762)
Preferred Share distributions	5,657,605
Sale of short-term investment securities, net	182,135,369
Decrease in dividends and interest receivable	13,673,444
Increase in receivable for securities sold	(869,768)
Decrease in receivable for securities lending income	76,930
Increase in segregated cash	(1,169,000)
Increase in receivable from investment advisor	(2,355)
Decrease in payable for securities purchased	(3,160,426)
Decrease in payable for securities on loan	(173,935,483)
Increase in premiums paid on swaps	(366,221)
Increase in premiums received on swaps	154,260
Decrease in advisory fee payable	(21,905)
Decrease in due to other related parties	(6,147)
Increase in accrued expenses and other liabilities	201,143
Unrealized depreciation on securities in unaffiliated issuers	69,261,694
Unrealized depreciation on swaps	(384,558)
Amorization of prepaid structuring fee	910,191
Net realized loss on swaps	1,976,441
Net realized loss on securities in unaffiliated issuers	267,659,663

Net cash provided by operating activities	349,708,051

Cash flows from financing activities:
Cash distributions paid on common shares	(89,834,802)
Cash distributions paid on Preferred Shares	(6,179,532)
Payment to investment advisor for secured borrowing	(980,000)
Increase in secured borrowing	34,033,152
Redemption of Preferred Shares	(294,000,000)

Net cash used in financing activities	(356,961,182)

Net decrease in cash	(7,253,131)

Cash:
Beginning balance	$8,268,468

Ending balance	$1,015,337

Supplemental cash disclosure:
Cash paid for interest	$4,764,326

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$682,493

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board

NOTES TO FINANCIAL STATEMENTS continued

of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash

NOTES TO FINANCIAL STATEMENTS continued

flows to be received from the counterparty over the contract’s remaining life. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

g. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is

NOTES TO FINANCIAL STATEMENTS continued

marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to consent fees, premium amortization and swap contracts. During the year ended April 30, 2009, the following amounts were reclassified:

Overdistributed net investment income	$1,526,118
Accumulated net realized losses on investments	(1,526,118)

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.99% of the Fund’s average daily net assets applicable to common shareholders.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC and Tattersall Advisory Group, Inc. became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on January 16, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC contractually waived its advisory fee in the amount of $4,787,752. This contractual waiver was put in place to ensure the costs incurred by the Fund under the Facility (see Note 4) would not exceed the sum of the costs that would have been incurred if the

NOTES TO FINANCIAL STATEMENTS continued

Preferred Shares had not been redeemed minus 0.05% of the average outstanding borrowings under the Facility.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended April 30, 2009, the administrative fee was equivalent to an annual rate of 0.08% of the Fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended April 30, 2009, the Fund paid brokerage commissions of $1,956 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2009 and the year ended April 30, 2008, the Fund issued 96,945 and 194,312 common shares, respectively.

As of April 30, 2009, the Fund has issued 7,840 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the year ended April 30, 2009, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 2.89% during the year ended April 30, 2009 included the maximum rate for the dates on which auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class.

NOTES TO FINANCIAL STATEMENTS continued

Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class.

From May 28, 2008 through June 10, 2008, the Fund redeemed a pro rata portion of each of its series of Preferred Shares having an aggregate liquidation preference of $294,000,000. Funding for the redemption was received from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”). The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. During the year ended April 30, 2009, the Fund reduced its borrowing under the Facility from $294,000,000 to $34,000,000. During the year ended April 30, 2009, the Fund incurred an effective interest rate of 2.65% on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility and paid interest of $4,797,478, representing 0.79% of the Fund’s average daily net assets applicable to common shareholders. The Fund has pledged its assets to secure borrowings under the Facility. As a result of amendments to the Facility, the Fund currently pays, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The Fund had paid a liquidity fee at an annual rate of 0.50% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. In addition, the Fund had paid a program fee at an annual rate of 0.75% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. A structuring fee of $2,940,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the year ended April 30, 2009, the Fund recognized amortization expense of $910,191. The Fund will reimburse EIMC over the three year period.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $819,074,745 and $1,032,691,900, respectively, for the year ended April 30, 2009.

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

NOTES TO FINANCIAL STATEMENTS continued

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$43,077,097	$0
Level 2 – Other Significant Observable Inputs	680,823,255	(405,059)
Level 3 – Significant Unobservable Inputs	0	0

Total	$723,900,352	$(405,059)

*	Other financial instruments include swap contracts.

As of April 30, 2009, the Fund had unfunded loan commitments of $11,125,861.

During the year ended April 30, 2009, the Fund loaned securities to certain brokers. At April 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $8,514 and $9,435, respectively.

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $862,792,112. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,485,584 and $156,377,344, respectively, with a net unrealized depreciation of $138,891,760.

As of April 30, 2009, the Fund had $165,650,246 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2014	2015	2016	2017

$7,717,772	$11,808,863	$15,525,027	$130,598,584

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October losses of $162,390,514.

6. DERIVATIVE TRANSACTIONS

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total

NOTES TO FINANCIAL STATEMENTS continued

return. At April 30, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	Deutsche	Humana, Inc., 6.30%, 08/01/2018 ##	BBB	$905,000	1.00%	Quarterly	$93,842	$101,757	$(7,915)
06/20/2014	Goldman Sachs	Motorola, 6.50%, 09/01/2025 #	BB+	2,265,000	1.00%	Quarterly	93,530	228,172	(134,642)
06/20/2014	UBS	Expedia, 7.46%, 08/15/2018 #	BB	4,075,000	5.00%	Quarterly	(216,377)	(128,077)	(88,300)
06/20/2014	UBS	Motorola, 6.50%, 09/01/2025 #	BB+	1,585,000	1.00%	Quarterly	65,450	150,680	(85,230)

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/20/2013	Deutsche	GE Capital, 6.00%, 06/15/2012 #	AA+	$1,015,000	4.00%	Quarterly	$(92,925)	$0	$(92,925)
12/20/2013	Citibank	GE Capital, 6.00%, 06/15/2012 #	AA+	1,515,000	6.65%	Quarterly	1,369	0	1,369
12/20/2013	Goldman Sachs	GE Capital, 6.00%, 06/15/2012 #	AA+	1,270,000	4.50%	Quarterly	(96,612)	0	(96,612)
03/20/2014	Goldman Sachs	GE Capital, 5.625%, 09/15/2017 #	AA+	1,045,000	5.10%	Quarterly	(53,996)	0	(53,996)
06/20/2014	Deutsche	GE Capital, 5.625%, 09/15/2017 #	AA+	2,015,000	5.00%	Quarterly	(112,833)	(195,639)	82,806
06/20/2014	Goldman Sachs	GE Capital, 5.625%, 06/15/2017 #	AA+	3,030,000	5.00%	Quarterly	(169,670)	(240,056)	70,386

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.

During the year ended April 30, 2009, the Fund had an average notional balance of $30,000,000 on credit default swaps.

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2009, the Fund did not have any open interest rate swaps but had an average notional balance of $49,000,000 during the year ended April 30, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On April 30, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $742,413. As of April 30, 2009, the Fund had segregated $1,169,000 as cash collateral for outstanding swap transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2009 was as follows:

	Amount of Realized Gain or Loss on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Credit Default Swaps	Interest Rate Swaps	Total

Credit contracts	$(966,931)	$0	$(966,931)
Interest rate contracts	0	(1,009,510)	(1,009,510)

	$(966,931)	$(1,009,510)	$(1,976,441)

	Change in Unrealized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Credit Default Swaps	Interest Rate Swaps	Total

Credit contracts	$(594,865)	$0	$(594,865)
Interest rate contracts	0	979,423	979,423

	$(594,865)	$979,423	$384,558

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$1,049,108	$138,891,760	$328,040,760	$(7,673,850)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap

NOTES TO FINANCIAL STATEMENTS continued

contracts and wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $96,185,505 and $119,207,744 of ordinary income for the years ended April 30, 2009 and April 30, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and Evergreen Investment Services, Inc. (“EIS”) have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund

NOTES TO FINANCIAL STATEMENTS continued

pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

11. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

04/17/2009	05/13/2009	06/01/2009	$0.10940
05/15/2009	06/15/2009	07/01/2009	0.10940
06/11/2009	07/15/2009	08/03/2009	0.09290

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Income Advantage Fund as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund as of April 30, 2009, the results of its operations, changes in its net assets, its cash flows and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2009

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On January 16, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. The results of the proposals are indicated below.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$246,249,971
Net assets voted “Against”	$11,441,636
Net assets voted “Abstain”	$7,374,445

Proposal 2 — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc.:

Net assets voted “For”	$246,470,360
Net assets voted “Against”	$10,538,222
Net assets voted “Abstain”	$8,057,477

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open market purchases”) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc.(real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

568264 rv7 06/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended April 30, 2009 and April 30, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$74,800	$52,925
Audit-related fees	$0	$0
Tax fees (1)	$0	$727
Non-audit fees (2)	$720,000	$1,162,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chair of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,
•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Andrew Cestone is the Head of Global High Yield and Senior Portfolio Manager of Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2009.

Portfolio Manager		(Assets in thousands)

Andrew Cestone	Assets of registered investment companies managed
	Name of Fund
	Evergreen Core Plus Bond Fund*	$161,397.5
	Evergreen High Income Bond Fund	420,073.4
	Evergreen Income Advantage Fund	738,702.9
	Evergreen Multi-Sector Income Fund*	776,441.7
	Evergreen Utilities and High Income Fund*	115,458.5
	Evergreen VA High Income Fund	23,963.4
	TOTAL	$2,236,037.4
	Those subject to performance fee
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$49.2
	Number of those subject to performance fee
	Number of other accounts managed	3
	Assets of other accounts managed	$176.8
	Number of those subject to performance fee
	Assets of those subject to performance fee

* Mr. Cestone is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, the Evergreen Multi Sector Income Fund and the Evergreen Utilities & High Income Fund. As of April 30, 2009, he was responsible only for approximately $367.3 million of the $1,053.3 million in assets in these funds.

CONFLICTS OF INTEREST

EIMC, TAG. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC or TAG receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

The compensation structure for EIMC’s portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Fund’s fiscal year ended December 31, 2008. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Income Advantage Fund
Andrew Cestone	$50,001-$100,000

Evergreen Family of Funds
Andrew Cestone	$500,001-$1,000,000

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund
By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2009